UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 13, 2009
CHAMPION ENTERPRISES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Michigan	1-9751	38-2743168

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
755 W. Big Beaver Rd, Suite 1000, Troy, Michigan 48084
(Address of Principal Executive Offices, including Zip Code)
(248) 614-8200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition.
          On August 13, 2009, Champion Enterprises, Inc. issued a press release announcing its financial results for the second quarter and year-to-date period ended July 4, 2009. This press release is being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated August 13, 2009 announcing Champion Enterprises, Inc.’s financial results for the second quarter and year-to-date period ended July 4, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHAMPION ENTERPRISES, INC.

By	/s/ Phyllis A. Knight Phyllis A. Knight
Executive Vice President, Treasurer and
Chief Financial Officer
Date: August 13, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated August 13, 2009 announcing Champion Enterprises, Inc.’s financial results for the second quarter and year-to-date period ended July 4, 2009.